SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 25, 2006
iROBOT CORPORATION

(Exact Name of Registrant as Specified in its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

000-51598	77-0259335

(Commission File Number)	(IRS Employer Identification No.)

63 South Avenue, Burlington, Massachusetts	01803

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 345-0200
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
          On September 25, 2006, Gregory White, president of iRobot Home Robots, informed iRobot Corporation (“the Company”) that he intends to retire in 2007 or as soon as the Company can name a successor. Mr. White will continue in his role as division president until his successor is named. On September 28, 2006, the Company issued a press release announcing that Mr. White has notified the Company that he intends to retire, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01      Financial Statements and Exhibits.

(d)	Exhibits:

	99.1	Press Release issued by the registrant on September 28, 2006, furnished herewith.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iRobot Corporation
September 28, 2006	By:	/s/ Glen D. Weinstein
Glen D. Weinstein
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by the registrant on September 28, 2006, furnished herewith.